UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2017

Item 1. Reports to Stockholders.

Semiannual Report 2/28/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Emerging Markets Innovators Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI Emerging Markets Mid Cap Index
6-Month	-0.23%	-5.96%	2.45%
1-Year	13.90	7.35	22.98
Since Inception (6/30/14)	-4.43	-6.54	-3.37

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned -0.23% during the six-month reporting period ended February 28, 2017. In comparison, the MSCI Emerging Markets Mid Cap Index (the “Index”) returned 2.45%.

The Fund’s largest sector overweights at period end were: consumer (discretionary and staples), health care and information technology. These sectors combined amount to roughly 71.5% of the Fund’s assets at the end of the reporting period. We continue to believe that these sectors represent the highest concentration of innovation within the small-and mid-cap universe in the emerging markets (“EM”). The Fund’s biggest underweights were in industrials, materials, utilities and real estate. Except for very unique circumstances, we believe these sectors are less attractive to investors in small-and mid-cap EM companies. This is because many of the dominant businesses in these sectors benefit from cost or borrowing advantages arising from size. For example, many of the winning industrials companies have production cost advantages arising from economies of scale. Utilities are a low growth area, often filled with state-run enterprises or companies that benefit substantially from state intervention. This makes them less attractive from a growth perspective.

During the reporting period, the Fund’s underperformance versus the Index stemmed largely from stock selection in the financials, materials and consumer staples sectors. In materials, the Fund’s underweight position also detracted from performance. Top performing sectors versus the Index included stock selection in information technology and our underweight in real estate.

In terms of countries, stock selection in South Korea and Mexico detracted from performance as did an underweight position in Brazil. Stock selection in China, India and Taiwan contributed positively to performance versus the Index.

MARKET OVERVIEW

EM equities generally produced positive results in 2016 and were supported by the bottoming of both oil prices and domestic growth conditions across the EM. Another aspect of the EM rally was the global hunt for yield in the absence of any meaningful yield in much of the developed world. The outcome of the U.S. election resulted in a bit of reversal in EM performance as investors considered the implications of a range of potential policy changes. However, performance picked up again in 2017 as the initial negativity around EM immediately after the U.S. election subsided and the EM rally continued to gain steam.

3 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FUND REVIEW

Top contributors to performance this reporting period included TAL Education Group, Largan Precision Co., Ltd. and Biocon Limited.

TAL Education Group is a Chinese K-12 tutoring service provider that specializes in science and math. Many parents across China seek to give their children every advantage in life. Many also aspire to have their children study abroad. To achieve that goal, both parents and students place great value on math, science and English-language skills. TAL, as one of the biggest tutorial companies in China, has been a big beneficiary of this long-term growth trend.

Largan Precision Co., Ltd. is a Taiwanese plastic lens maker that makes camera lens and modules for smartphone cameras. Smartphone makers globally realize that camera upgrades sell phones. This makes the race to more sophisticated cameras increasingly important. Largan makes lenses for Apple smartphones. As cameras become more complex—more pixels, bigger pixels—the complexity of the lens design increases. Largan’s share price rallied in anticipation of and following the release of the Apple iPhone 7 and iPhone 7+. Both phones include improved camera specs. The iPhone 7+ is the first smartphone released by Apple to include dual cameras, one a telephoto camera and one a wide angle, which allow for better pictures and the first ever mechanical zoom. Combining the photos taken by these two cameras allows for 2x optical zoom and 10x digital zoom. We believe Largan is positioned to continue differentiating itself through innovation and product quality. With each camera spec upgrade the revenue per lens rises and with more cameras now per phone—from two to three—we believe Largan is poised to benefit.

Biocon Ltd. is an Indian biopharma company that makes active pharmaceutical ingredients and generic drugs. In addition to its strong chemical drug portfolios, we believe Biocon has one of the strongest biological drug platforms in India. In the most recent quarter, Biocon continued its upward momentum. Biocon, with its partner Mylan, have filed with the European Medicines Agency (EMA), which is the equivalent of the U.S. FDA in Europe, for approval of biosimilar Herceptin (to treat breast cancer). This is its second biosimilar filing with the EMA. It is expected to file biosimilar Herceptin with the U.S. FDA in the next few months. The company is on course to meet its goal of filing three or four biosimilars in the EU and U.S. in its current fiscal year which started in April 2016.

Detractors from performance this reporting period included Shriram Transport Finance Co. Ltd., Gentera, S.A.B. de C.V. and Amorepacific Corp.

Shriram Transport Finance Co. Ltd. is a non-bank financial company in India that focuses on financing for commercial vehicles and equipment for small business operators. Its shares declined 27% in the fourth quarter of 2016. On November 8, the government of India announced the removal of 500

4 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

and 1,000 rupee bills from circulation in an attempt to clamp down on corruption and eliminate underground black money. While a long-term positive, the removal of 86% of circulating currencies in a largely cash-based domestic economy caused severe liquidity issues. It was feared that fleet operators who finance their fleets through Shriram would have difficulty collecting cash payments from their own customers, causing increased credit risk for Shriram.

Gentera is a Mexican non-bank financial that offers small working capital loans to affinity groups of women. These groups are typically each comprised of 16-17 women who come from the same village or family or are involved in a business. Solid loan growth is being offset by weaker asset quality and rising provisions. While Mexico is likely to face a challenging macro environment, Gentera has a relatively defensive business model and the negative news is reflected in the stock price.

Amorepacific Corp. is a South Korean cosmetics company. Korea is viewed as the new center of beauty in Asia and Amore’s brands are thought of as high quality and aspirational. A lackluster consumer environment and, more recently, political tensions between China and South Korea, have hurt earnings. China, which has been a major growth driver, has imposed restrictions on travel to South Korea and imports of South Korean products, which has hurt Amore’s sales. We believe these effects will be temporary and that Amore has a great opportunity to expand and diversify both its geographical footprint and brand portfolio.

STRATEGY & OUTLOOK

The EM universe is evolving. It now provides investors with more choices and allows them to be better positioned for structural growth. This evolution has not been fully captured by the indices, which are market-cap weighted and, therefore, backward-looking. The lack of focus on the transformational growth areas within EM provides a great opportunity for active managers to create long-term value.

The Fund was conceived with the thesis that an increasingly large number of attractive growth opportunities in the EM are found in the mid-and small-cap universe. Often these companies are overlooked by investors who have primarily focused on large-cap EM stocks, which dominate the index funds and ETFs.

The Fund was designed to be a complement to the large-cap focused EM funds many investors already hold. We focus on investing in innovation, which naturally leads us to overweights in high-profit sectors like health care, information technology, consumer discretionary and staples.

We also believe that innovative opportunities are missed by investors who choose to access EM strictly via U.S., Japanese or Western European companies that sell into the EM. While these investments will capture some of the upswing in EM consumption, they will

5 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

entirely miss the upside available to investors who are able to successfully identify the talented entrepreneurs who exist in these nations. In essence, they are only reaping a small portion of the potential benefits of the long-term EM growth story.

We use innovation as a mental model to help identify the companies creating differentiated businesses with long-term durable competitive advantages. Innovation in our context can be a product, brand, business model or strategic differentiation that creates an entirely new market (this is what we call transformational innovation) or allows for rapid market share gains within an existing market.

Political, institutional, and governance reforms have created perhaps the best backdrop for growth and new business formation that has ever existed in the history of the EM. Despite some of the macro turbulence of the last year, things are generally better than they have ever been for a large swath of the roughly 6 billion people who live in most of the emerging and frontier markets. Affluence is broadly higher, literacy levels are at an all-time high, and corporate governance standards and practices are improving. All this feeds innovation and boosts aspirations, while providing a backdrop for businesses seeking to move up the value-chain towards more complex, high-margin products and services.

Heidi Heikenfeld, CFA
Portfolio Manager

Justin Leverenz, CFA
Portfolio Manager

6 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

China	19.8%
Taiwan	13.4
India	13.1
South Korea	11.1
Brazil	5.7
United States	5.4
Malaysia	3.9
Mexico	2.7
Indonesia	2.2
Russia	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on the total market value of investments.

TOP TEN COMMON STOCK HOLDINGS

Biocon Ltd.	3.4%
My EG Services Bhd	3.1
TAL Education Group, ADR	2.9
Largan Precision Co. Ltd.	2.9
Hota Industrial Manufacturing Co. Ltd.	2.5
Medy-Tox, Inc.	2.5
AAC Technologies Holdings, Inc.	2.4
eMemory Technology, Inc.	2.3
Sunny Optical Technology Group Co. Ltd.	1.9
Syngene International Ltd.	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on the total market value of investments.

7 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (EMIAX)	6/30/14	-0.23%	13.90%	-4.43%
Class C (EMVCX)	6/30/14	-0.69	13.02	-5.16
Class I (EMVIX)	6/30/14	0.00	14.30	-3.99
Class R (EMIRX)	6/30/14	-0.34	13.55	-4.67
Class Y (EMIYX)	6/30/14	-0.11	14.23	-4.17

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (EMIAX)	6/30/14	-5.96%	7.35%	-6.54%
Class C (EMVCX)	6/30/14	-1.68	12.02	-5.16
Class I (EMVIX)	6/30/14	0.00	14.30	-3.99
Class R (EMIRX)	6/30/14	-0.34	13.55	-4.67
Class Y (EMIYX)	6/30/14	-0.11	14.23	-4.17

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI Emerging Markets Mid Cap Index, which is designed to measure performance of mid-capitalization, global emerging market equities. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

8 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 28, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Actual	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During 6 Months Ended February 28, 2017
Class A	$ 1,000.00	$997.70	$8.46
Class C	1,000.00	993.10	12.43
Class I	1,000.00	1,000.00	6.22
Class R	1,000.00	996.60	9.95
Class Y	1,000.00	998.90	7.21

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.36	8.53
Class C	1,000.00	1,012.40	12.55
Class I	1,000.00	1,018.60	6.28
Class R	1,000.00	1,014.88	10.04
Class Y	1,000.00	1,017.60	7.28

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2017 are as follows:

Class	Expense Ratios
Class A	1.70%
Class C	2.50
Class I	1.25
Class R	2.00
Class Y	1.45

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

	Shares	Value
Common Stocks—94.1%
Consumer Discretionary—25.8%
Auto Components—4.3%
Bharat Forge Ltd.	68,397	$1,080,200
Cub Elecparts, Inc.	249,338	2,058,067
Hota Industrial Manufacturing Co. Ltd.	1,242,149	5,582,834
Minth Group Ltd.	296,000	942,521
		9,663,622

Automobiles—1.0%
Brilliance China Automotive Holdings Ltd.	1,474,000	2,313,582
Diversified Consumer Services—6.1%
China Maple Leaf Educational Systems Ltd.	1,716,000	1,133,332
Fu Shou Yuan International Group Ltd.[1]	3,971,000	2,310,053
New Oriental Education & Technology Group, Inc., Sponsored ADR[2]	77,340	3,744,029
TAL Education Group, ADR[2]	74,860	6,473,144
		13,660,558

Hotels, Restaurants & Leisure—6.0%
Alsea SAB de CV	1,082,503	3,052,226
China Lodging Group Ltd., Sponsored ADR[2]	61,864	3,586,256
Jollibee Foods Corp.	364,253	1,462,079
Mandarin Oriental International Ltd.	917,500	1,201,922
Minor International PCL	303,800	298,149
Syngene International Ltd.[3]	499,835	3,770,208
		13,370,840

Household Durables—0.4%
Symphony Ltd.	46,323	919,838

Internet & Catalog Retail—1.5%
Vipshop Holdings Ltd., ADR[2]	267,070	3,474,581

	Shares	Value
Media—1.4%
Smiles SA	153,400	$3,039,158

Specialty Retail—1.7%
Beauty Community PCL	3,807,900	1,123,644
JUMBO SA	146,852	2,076,272
Shanghai La Chapelle Fashion Co. Ltd., Cl. H3	450,800	519,498
		3,719,414

Textiles, Apparel & Luxury Goods—3.4%
Arvind Ltd.	641,427	3,645,749
Eclat Textile Co. Ltd.	155,988	1,565,413
HOSA International Ltd.	7,318,000	2,422,069
		7,633,231

Consumer Staples—8.3%
Food & Staples Retailing—3.7%
Jeronimo Martins SGPS SA	202,676	3,261,257
President Chain Store Corp.	257,000	1,881,243
Raia Drogasil SA	140,200	2,674,363
Sumber Alfaria Trijaya Tbk PT	12,971,309	531,848
		8,348,711

Food Products—1.4%
Kaveri Seed Co. Ltd.[2]	227,244	1,691,825
Lenta Ltd., GDR[2]	97,950	650,434
Vietnam Dairy Products JSC	119,830	691,694
		3,033,953

Personal Products—3.2%
Amorepacific Corp.	9,181	2,442,323
Cosmax, Inc.	22,073	2,800,032
Karex Bhd	3,833,550	1,916,803
		7,159,158

Financials—13.8%
Commercial Banks—8.3%
3SBio, Inc.[2,3]	1,967,500	2,394,330
BGEO Group plc	99,284	3,457,236
Capitec Bank Holdings Ltd.	50,065	2,767,403
Commercial Bank of Ceylon plc	1,555,715	1,466,847

12 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value
Commercial Banks (Continued)
Commercial International Bank Egypt SAE	719,212	$3,261,881
Credicorp Ltd.	5,470	900,471
Equity Group Holdings Ltd.	1,875,374	478,376
NUTRIBIOTECH Co. Ltd.[2]	66,842	1,714,630
OTP Bank plc	76,160	2,214,133
		18,655,307

Consumer Finance—2.2%
Gentera SAB de CV	1,317,481	1,735,745
Shriram Transport Finance Co. Ltd.	223,290	3,102,600
		4,838,345

Diversified Financial Services—2.2%
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	390,200	2,382,721
Moscow Exchange (The)	1,247,655	2,637,825
		5,020,546

Real Estate Management & Development—1.1%
Emaar Malls PJSC	1,412,241	1,006,539
Iguatemi Empresa de Shopping Centers SA	44,100	440,965
Parque Arauco SA	357,112	898,141
		2,345,645

Health Care—15.8%
Biotechnology—7.5%
Biocon Ltd.	447,885	7,536,676
Medy-Tox, Inc.	15,097	5,486,788
Seegene, Inc.[2]	96,923	2,945,691
Taiwan Liposome Co. Ltd.[2]	207,000	813,584
		16,782,739

Health Care Equipment & Supplies—0.7%
Vieworks Co. Ltd.	27,988	1,556,198

Health Care Providers & Services—2.1%
Bumrungrad Hospital PCL	183,800	926,754
Odontoprev SA	477,200	1,832,931
Sinopharm Group Co. Ltd., Cl. H	429,600	1,983,914
		4,743,599

	Shares	Value
Life Sciences Tools & Services—0.2%
Samsung Biologics Co. Ltd.[2]	2,573	$374,104

Pharmaceuticals—5.3%
Ajanta Pharma Ltd.	129,032	3,321,495
Aspen Pharmacare Holdings Ltd.	87,658	1,894,477
Caregen Co. Ltd.	19,795	1,208,187
Celltrion, Inc.[2]	38,978	3,494,587
Glenmark Pharmaceuticals Ltd.	139,392	1,926,970
		11,845,716

Industrials—8.2%
Air Freight & Couriers—0.8%
Kerry Logistics Network Ltd.	1,380,500	1,820,123

Commercial Services & Supplies—1.4%
KRUK SA	53,812	3,244,067

Electrical Equipment—0.6%
Voltronic Power Technology Corp.	91,700	1,349,286

Industrial Conglomerates—1.0%
John Keells Holdings plc	2,281,473	2,142,125

Machinery—0.6%
Grupo Rotoplas SAB de CV	1,104,154	1,298,067

Professional Services—1.2%
Sporton International, Inc.	469,799	2,630,154
Road & Rail—1.0%
Blue Bird Tbk PT	1,446,900	432,902
Localiza Rent a Car SA	150,100	1,855,871
		2,288,773

Trading Companies & Distributors—1.0%
Ace Hardware Indonesia Tbk PT	40,261,600	2,322,436

Transportation Infrastructure—0.6%
International Container Terminal Services, Inc.	832,040	1,257,959

13 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—17.4%
Electronic Equipment, Instruments, &
Components—7.4%
AAC Technologies Holdings, Inc.	501,500	$5,267,267
KCE Electronics PCL	218,900	616,380
Largan Precision Co. Ltd.	43,000	6,386,451
Sunny Optical Technology Group Co. Ltd.	652,000	4,188,940
		16,459,038

IT Services—3.7%
Mindtree Ltd.	213,787	1,516,295
My EG Services Bhd	18,617,550	6,821,651
		8,337,946

Semiconductors & Semiconductor Equipment—2.3%
eMemory Technology, Inc.	357,000	5,108,246
Software—2.9%
Globant SA2	33,670	1,222,221
Linx SA	116,700	620,814
Logo Yazilim Sanayi Ve Ticaret AS2	129,604	1,850,540
NCSoft Corp.	11,270	2,725,572
		6,419,147

Technology Hardware, Storage & Peripherals—1.1%
Catcher Technology Co. Ltd.	299,000	2,502,758

Materials—4.8%
Chemicals—1.6%
Bloomage BioTechnology Corp. Ltd.	2,360,000	3,430,938

Construction Materials—2.6%
Cementos Argos SA	460,738	1,840,812
Indocement Tunggal Prakarsa Tbk PT	1,372,500	1,561,010
Lucky Cement Ltd.	212,412	1,763,239
Shree Cement Ltd.	2,825	682,365
		5,847,426

	Shares	Value
Metals & Mining—0.6%
Alrosa PJSC	877,310	$1,381,495
Total Common Stocks (Cost $178,367,830)		210,338,829

Preferred Stock—1.0%
Banco Davivienda SA, Preference (Cost $2,579,852)	217,100	2,201,841

	Units
Rights, Warrants and Certificates—0.0%
Hota Industrial Manufacturing Co. Ltd. Rts. Strike Price 105TWD, Exp. 12/31/49[2] (Cost $—)	79,300	85,209

	Shares
Investment Company—4.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.50%[4,5] (Cost $10,873,970)	10,873,970	10,873,970

Total Investments,at Value
(Cost $191,821,652)	100.0%	223,499,849
Net Other Assets
(Liabilities)	(0.0)	(55,922)

Net Assets	100.0%	$223,443,927

14 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Footnotes to Statement of Investments

Strike price reported in U.S. Dollars, except for those denoted in the following currency:

TWD	New Taiwan Dollar

1. Restricted security. The aggregate value of restricted securities at period end was $2,310,053, which represents 1.03% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Fu Shou Yuan International Group Ltd.	9/25/15-3/14/16	$2,793,370	$2,310,053	$483,317

2. Non-income producing security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,684,036 or 2.99% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	16,777,420	33,369,012	39,272,462	10,873,970

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$10,873,970	$18,632

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

China	$44,184,454	19.8%
Taiwan	29,963,243	13.4
India	29,194,222	13.1
South Korea	24,748,111	11.1
Brazil	12,846,824	5.7
United States	12,096,191	5.4
Malaysia	8,738,454	3.9
Mexico	6,086,038	2.7
Indonesia	4,848,197	2.2
Russia	4,669,753	2.1
South Africa	4,661,880	2.1
Colombia	4,042,653	1.8
Sri Lanka	3,608,972	1.6
Georgia	3,457,236	1.5
Egypt	3,261,881	1.5
Portugal	3,261,257	1.5

15 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Poland	$3,244,067	1.5%
Hong Kong	3,022,046	1.4
Thailand	2,964,928	1.3
Philippines	2,720,037	1.2
Hungary	2,214,133	1.0
Greece	2,076,272	0.9
Turkey	1,850,540	0.8
Pakistan	1,763,239	0.8
United Arab Emirates	1,006,539	0.4
Peru	900,471	0.4
Chile	898,141	0.4
Vietnam	691,694	0.3
Kenya	478,376	0.2

Total	$223,499,849	100.0%

See accompanying Notes to Financial Statements.

16 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $180,947,682)	$212,625,879
Affiliated companies (cost $10,873,970)	10,873,970

223,499,849

Cash	299,995

Cash—foreign currencies (cost $16)	16

Receivables and other assets:
Shares of beneficial interest sold	316,551
Investments sold	226,444
Dividends	117,789
Other	84,351

Total assets	224,544,995

Liabilities
Payables and other liabilities:
Investments purchased	523,725
Shares of beneficial interest redeemed	420,898
Foreign capital gains tax	81,743
Distribution and service plan fees	15,565
Shareholder communications	3,793
Trustees’ compensation	2,294
Other	53,050

Total liabilities	1,101,068

Net Assets	$223,443,927

Composition of Net Assets
Par value of shares of beneficial interest	$25,189

Additional paid-in capital	227,750,793

Accumulated net investment loss	(2,074,426)

Accumulated net realized loss on investments and foreign currency transactions	(33,861,286)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	31,603,657

Net Assets	$223,443,927

17 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $58,275,288 and 6,583,760 shares of beneficial interest outstanding)	$8.85

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$9.39

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $21,001,858 and 2,419,611 shares of beneficial interest outstanding)	$8.68

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $8,204,738 and 916,481 shares of beneficial interest outstanding)	$8.95

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,106,171 and 239,443 shares of beneficial interest outstanding)	$8.80

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $133,855,872 and 15,029,622 shares of beneficial interest outstanding)	$8.91

See accompanying Notes to Financial Statements.

18 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2017

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $87,782)	$761,334
Affiliated companies	18,632
Interest	80

Total investment income	780,046

Expenses
Management fees	1,331,524

Distribution and service plan fees:
Class A	73,598
Class C	97,500
Class R	4,484

Transfer and shareholder servicing agent fees:
Class A	65,799
Class C	21,449
Class I	1,152
Class R	1,979
Class Y	157,049

Shareholder communications:
Class A	3,401
Class C	1,483
Class I	151
Class R	245
Class Y	5,161

Custodian fees and expenses	80,870

Borrowing fees	2,155

Trustees’ compensation	1,830

Other	87,520

Total expenses	1,937,350
Less reduction to custodian expenses	(157)
Less waivers and reimbursements of expenses	(77,494)

Net expenses	1,859,699

Net Investment Loss	(1,079,653)

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investment transactions in unaffiliated companies	(5,745,782)
Foreign currency transactions	(6,646)

Net realized loss	(5,752,428)

Net change in unrealized appreciation/depreciation on:
Investment transactions	4,401,147
Translation of assets and liabilities denominated in foreign currencies	7,674

Net change in unrealized appreciation/depreciation	4,408,821

Net Decrease in Net Assets Resulting from Operations	$(2,423,260)

See accompanying Notes to Financial Statements.

19 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016

Operations
Net investment loss	$(1,079,653)	$(368,999)

Net realized loss	(5,752,428)	(18,309,994)

Net change in unrealized appreciation/depreciation	4,408,821	37,776,304

Net increase (decrease) in net assets resulting from operations	(2,423,260)	19,097,311

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,857,275)	17,781,247
Class C	1,506,124	7,575,885
Class I	862,987	6,817,328
Class R	408,580	611,195
Class Y	(27,005,598)	81,516,287

	(30,085,182)	114,301,942

Net Assets
Total increase (decrease)	(32,508,442)	133,399,253

Beginning of period	255,952,369	122,553,116

End of period (including accumulated net investment loss of $2,074,426 and $994,773, respectively)	$223,443,927	$255,952,369

See accompanying Notes to Financial Statements.

20 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.87	$8.22	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.04)	(0.03)	(0.02)	0.02
Net realized and unrealized gain (loss)	0.02	0.68	(1.67)	(0.09)

Total from investment operations	(0.02)	0.65	(1.69)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.01)	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.02)	0.00

Net asset value, end of period	$8.85	$8.87	$8.22	$9.93

Total Return, at Net Asset Value[4]	(0.23)%	7.91%	(17.10)%	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,275	$64,713	$41,993	$60,956

Average net assets (in thousands)	$60,223	$55,666	$61,498	$56,084

Ratios to average net assets:[5]
Net investment income (loss)	(1.04)%	(0.31)%	(0.21)%	1.37%
Expenses excluding specific expenses listed below	1.78%	1.75%	1.71%	1.75%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses	1.78%[7]	1.75%[7]	1.71%[7]	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.70%	1.71%	1.70%	1.65%

Portfolio turnover rate	5%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.78%
Year Ended August 31, 2016	1.76%
Year Ended August 31, 2015	1.72%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.74	$8.16	$9.92	$10.00

Income (loss) from investment operations:
Net investment loss[3]	(0.08)	(0.09)	(0.08)	(0.00)[4]
Net realized and unrealized gain (loss)	0.02	0.67	(1.67)	(0.08)

Total from investment operations	(0.06)	0.58	(1.75)	(0.08)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.01)	0.00

Net asset value, end of period	$8.68	$8.74	$8.16	$9.92

Total Return, at Net Asset Value[5]	(0.69)%	7.24%	(17.80)%	(0.80)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,002	$19,616	$10,795	$2,987

Average net assets (in thousands)	$19,659	$15,335	$7,615	$1,591

Ratios to average net assets:[6]
Net investment loss	(1.85)%	(1.10)%	(0.88)%	(0.31)%
Expenses excluding specific expenses listed below	2.54%	2.50%	2.69%	2.56%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses	2.54%[8]	2.50%[8]	2.69%[8]	2.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.50%	2.49%	2.50%	2.42%

Portfolio turnover rate	5%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	2.54%
Year Ended August 31, 2016	2.51%
Year Ended August 31, 2015	2.70%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class I	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.96	$8.26	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	0.06	0.05	0.03
Net realized and unrealized gain (loss)	0.02	0.64	(1.70)	(0.09)

Total from investment operations	(0.01)	0.70	(1.65)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.02)	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.03)	0.00

Net asset value, end of period	$8.95	$8.96	$8.26	$9.94

Total Return, at Net Asset Value[4]	0.00%	8.35%	(16.68)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,205	$7,332	$102	$10

Average net assets (in thousands)	$7,749	$2,128	$64	$11

Ratios to average net assets:[5]
Net investment income (loss)	(0.60)%	0.65%	0.54%	1.58%
Expenses excluding specific expenses listed below	1.33%	1.33%	1.60%	1.41%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%

Total expenses	1.33%[7]	1.33%[7]	1.60%[7]	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.24%	1.25%	1.17%

Portfolio turnover rate	5%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.33%
Year Ended August 31, 2016	1.34%
Year Ended August 31, 2015	1.61%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.83	$8.20	$9.93	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.06)	(0.05)	(0.03)	0.00[4]
Net realized and unrealized gain (loss)	0.03	0.68	(1.69)	(0.07)

Total from investment operations	(0.03)	0.63	(1.72)	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.01)	0.00

Net asset value, end of period	$8.80	$8.83	$8.20	$9.93

Total Return, at Net Asset Value[5]	(0.34)%	7.68%	(17.38)%	(0.70)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,106	$1,692	$966	$127

Average net assets (in thousands)	$1,815	$1,253	$555	$47

Ratios to average net assets:[6]
Net investment income (loss)	(1.35)%	(0.60)%	(0.36)%	0.07%
Expenses excluding specific expenses listed below	2.05%	2.02%	2.24%	2.05%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses	2.05%[8]	2.02%[8]	2.24%[8]	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	1.93%

Portfolio turnover rate	5%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	2.05%
Year Ended August 31, 2016	2.03%
Year Ended August 31, 2015	2.25%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Class Y	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Period Ended August 29, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$8.92	$8.24	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.03)	(0.00)[4]	0.01	0.01
Net realized and unrealized gain (loss)	0.02	0.68	(1.68)	(0.07)

Total from investment operations	(0.01)	0.68	(1.67)	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.02)	0.00
Distributions from net realized gain	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	0.00	0.00	(0.03)	0.00

Net asset value, end of period	$8.91	$8.92	$8.24	$9.94

Total Return, at Net Asset Value[5]	(0.11)%	8.25%	(16.92)%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133,856	$162,599	$68,697	$12,062

Average net assets (in thousands)	$143,692	$128,076	$38,619	$6,734

Ratios to average net assets:[6]
Net investment income (loss)	(0.78)%	(0.03)%	0.14%	0.38%
Expenses excluding specific expenses listed below	1.53%	1.50%	1.72%	1.59%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%[7]	0.00%

Total expenses	1.53%[8]	1.50%[8]	1.72%[8]	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.45%	1.45%	1.45%	1.40%

Portfolio turnover rate	5%	26%	34%	3%

1. For the period from June 30, 2014 (commencement of operations) to August 29, 2014.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.53%
Year Ended August 31, 2016	1.51%
Year Ended August 31, 2015	1.73%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS February 28, 2017 Unaudited

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized

26 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

2. Significant Accounting Policies (Continued)

gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on

27 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended August 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $351,802 which were deferred. Details of the fiscal year ended August 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$27,915,487

At period end, it is estimated that the capital loss carryforwards would be $34,019,717, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may

28 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

2. Significant Accounting Policies (Continued)

differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$191,883,125
Federal tax cost of other investments	16

Total federal tax cost	$191,883,141

Gross unrealized appreciation	$50,193,565
Gross unrealized depreciation	(18,651,381)

Net unrealized appreciation	$31,542,184

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily

29 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies

30 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

31 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$17,278,010	$40,516,814	$—	$57,794,824
Consumer Staples	—	18,541,822	—	18,541,822
Financials	900,471	29,959,372	—	30,859,843
Health Care	—	35,302,356	—	35,302,356
Industrials	1,257,959	17,095,031	—	18,352,990
Information Technology	1,222,221	37,604,914	—	38,827,135
Materials	—	10,659,859	—	10,659,859
Preferred Stock	—	2,201,841	—	2,201,841
Rights, Warrants and Certificates	85,209	—	—	85,209
Investment Company	10,873,970	—	—	10,873,970

Total Assets	$31,617,840	$191,882,009	$—	$223,499,849

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other

32 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

4. Investments and Risks (Continued)

political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite

33 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest

34 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

6. Shares of Beneficial Interest (Continued)

of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	1,676,607	$14,564,873	5,436,346	$44,672,184
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,385,274)	(20,422,148)	(3,253,387)	(26,890,937)

Net increase (decrease)	(708,667)	$(5,857,275)	2,182,959	$17,781,247

Class C
Sold	514,429	$4,352,979	1,458,334	$11,944,728
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(340,162)	(2,846,855)	(536,615)	(4,368,843)

Net increase	174,267	$1,506,124	921,719	$7,575,885

Class I
Sold	147,714	$1,283,708	816,441	$6,902,400
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(49,952)	(420,721)	(10,048)	(85,072)

Net increase	97,762	$862,987	806,393	$6,817,328

Class R
Sold	65,139	$558,312	95,091	$789,083
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(17,277)	(149,732)	(21,304)	(177,888)

Net increase	47,862	$408,580	73,787	$611,195

Class Y
Sold	3,433,656	$29,746,870	16,744,578	$137,704,732
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(6,638,185)	(56,752,468)	(6,848,509)	(56,188,445)

Net increase (decrease)	(3,204,529)	$(27,005,598)	9,896,069	$81,516,287

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$12,010,372	$36,530,715

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

35 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	1.15%
Next $500 million	1.10
Next $4 billion	1.05
Over $5 billion	1.00

The Fund’s effective management fee for the reporting period was 1.15% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement

36 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

8. Fees and Other Transactions with Affiliates (Continued)

with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

February 28, 2017	$22,133	$2,159	$1,181

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses, interest

37 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

and fees from borrowing, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 1.70% for Class A shares, 2.50% for Class C shares, 1.25% for Class I shares, 2.00% for Class R shares and 1.45% for Class Y shares. During the reporting period, the Manager waived $19,907, $2,664, $2,941, $359. and $46,205 for Class A, Class C, Class I, Class R, and Class Y shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $5,418 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

38 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

39 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Heidi Heikenfeld and Justin Leverenz, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the diversified emerging markets category. The Board noted that the Fund’s one-year performance was better than its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load diversified emerging markets funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has contractually agreed to waive fees and/or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the following annual rates: 1.70% for Class A shares, 2.50% for Class C shares, 1.25% for Class I shares, 2.00% for Class R shares and 1.45% for Class Y shares as calculated on the daily net assets of the Fund. This contractual fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and higher than its category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

40 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

41 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Heidi Heikenfeld, Vice President
Justin Leverenz, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

43 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

44 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

45 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

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47 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS1607.001.0217 April 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/13/2017